Inventories, net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Inventories, net
Products	¥ 198,142	$ 31,093	¥ 175,545
Packing materials and others	7,965	1,250	3,781
Total inventories	206,107	32,343	179,326
Less: inventory provision	(56,575)	(8,878)	(5,638)
Inventories, net	¥ 149,532	$ 23,465	¥ 173,688